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[logo] M F S(R)
INVESTMENT MANAGEMENT

[Graphic Omitted]

                        MFS(R) CAPITAL
                        OPPORTUNITIES FUND
                        ANNUAL REPORT o NOVEMBER 30,2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over three months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

In late November, the National Bureau of Economic Research validated what many of us had sensed for some time: it declared that the U.S. economy had been in a recession since last March. (A recession is generally defined as two or more consecutive quarters of declining growth in the gross domestic product, or GDP.) As I write this, the consensus among corporate financial officers seems to be that GDP growth will remain negative in the fourth quarter and through the middle of 2002.(1)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of December 17, the Dow Jones Industrial Average is up 20.1%, the Standard & Poor's 500 Stock Index is up 17.5%, and the NASDAQ Composite Index is up 39.6%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of December 17, the Federal Reserve Board (the Fed) has cut interest rates four times since the attacks, bringing rates to their lowest levels in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, as an economic stimulus package has been proposed and appears to be working its way through the legislative process as of mid-December.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

Presently, we still see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 17, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

------------
(1) Source: The Wall Street Journal Online December 14, 2001.

(2) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the 12 months ended November 30, 2001, Class A shares of the fund provided a total return of -22.08%, Class B shares -22.67%, Class C shares -22.72%, and Class I shares -21.88%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -12.21% return for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average multicap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -9.84%.

Q. CLEARLY IT WAS A DIFFICULT PERIOD FOR EQUITY INVESTORS, BUT CAN YOU TELL US A BIT ABOUT THE OVERALL MARKET ENVIRONMENT AND HOW IT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The market environment that prevailed through the past year is one that most equity investors will not recall with fond memories. While we believe the current market environment underscores the importance of maintaining a long-term focus when evaluating investment performance, it can sometimes be little consolation, given recent results. That said, we believe the companies in which the fund invests were selected on the basis of their potential for delivering consistent growth over time and for their reasonable valuations. These are attributes that we believe have been the major drivers of the fund's enviable long-term record. However, as recent events have demonstrated, when the market stumbles, it can sometimes drag strong stocks down along with the weak.

Q. BEYOND THE BROAD MARKET SELLOFF, WHAT WERE THE SPECIFIC CAUSES FOR THE FUND'S RECENT PERFORMANCE?

A. The primary cause for the fund's weak results in recent months was our significant weighting in technology, telecommunications, and utility stocks. After years of expansion, a combination of rising interest rates, high valuations, and rising energy prices stalled business and consumer demand in these sectors. Recent conditions affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion. In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in a downturn. Unfortunately, this did not translate to positive performance because these companies were punished along with the rest of the growth sector. In the utilities sector, most gas and electric stocks have fared poorly, as natural gas prices have dropped and demand for electricity has declined due to the soft economy. As a result, the fund suffered one of the most difficult 18 months of its history.

Q.  WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. Despite the recent rally in technology and telecommunications stocks, over the past 12 months the majority of these stocks posted negative returns during the period. Amid ongoing concerns about future earnings and the slowdown in capital spending, some of the biggest detractors to performance included computer software companies such as VERITAS and Oracle. Telecommunications stocks, such as American Tower and Qwest Communications, were also hurt by the weak economic environment and a slowdown in spending. In the first half of the period, our above-average stake in oil services stocks, such as Grant Pride Co. and Global Santa Fe International helped performance, as these stocks rallied amid tight supply and stepped-up drilling. In recent months, however, these stocks gave back much of their gains, as investors became concerned about the outlook for oil prices and weaker demand.

Q.  WHICH AREAS AND STOCKS HELPED PERFORMANCE?

A. Banks and financial services stocks, such as Bank of America and Citigroup, helped. Lower interest rates, strong balance sheets, and reliable earnings growth helped support these stocks. Other contributors included specialty chemical manufacturer Praxair, paper company Jefferson Smurfit, and multi-industry conglomerate Tyco International.

Q. HAVE YOU MADE ANY CHANGES TO YOUR INVESTMENT STRATEGY, GIVEN THE DIFFICULT ENVIRONMENT?

A. We think this is precisely the wrong time to be changing our investment strategy in reaction to a tough market. Based on our experience over a variety of market conditions, we believe that when the market does recover, investors will gravitate toward the companies that we have focused on -- those that we believe offer strong earnings growth potential at reasonable valuations.

Q.  HOW IS THE PORTFOLIO POSITIONED?

A. We've tried to balance the portfolio with a mix of growth stocks that we believe could benefit when the economy turns around and more defensive stocks that should hold up well even if the economy remains weak. At the end of the period, among our largest sectors were technology and financial services. Typically, our technology stake has tracked the technology weighting in the S&P 500. We try to keep a market weighting in this area because historically it has been such a strong source of earnings growth. But we also own semiconductor stocks, which have often been among the first to move up in anticipation of an economic recovery. In financial services, our focus has been on leading companies that we believe are well-positioned to ride out a softer economy. We have also increased the fund's exposure to other economically-sensitive groups, such as media and basic materials, including papers and chemicals.

Q.  WHAT'S YOUR OUTLOOK?

A. The aggressive interest rate cuts that were implemented before and after September 11, the drop in the price of oil, the strength we've seen in refinancing activity, and a record amount of fiscal stimulus by the U.S. government are all positive factors that support the argument for a possible rebound in economic activity in 2002. While there is cause for caution, history has shown that the stock market usually bottoms two to four quarters before company earnings bottom. In other words, we believe stock prices will most likely start to move up in advance of an improvement in either company fundamentals or the economy. Since we expect corporate earnings to recover next year, and because we believe the fund is in a good position to benefit whenever the turnaround comes, we're maintaining our patient, long-term approach to investing.

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   MAURA A. SHAUGHNESSY, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MULTICAP CORE AND UTILITIES PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   MAURA JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION. PRIOR TO JOINING MFS SHE WORKED FOR HARVARD MANAGEMENT CO. AND THE FEDERAL RESERVE BANK.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including the exchange privilege and charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                     SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JUNE 13, 1983

  CLASS INCEPTION:               CLASS A  JUNE 13, 1983
                                 CLASS B  SEPTEMBER 7, 1993
                                 CLASS C  APRIL 1, 1996
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $4.9 BILLION NET ASSETS AS OF NOVEMBER 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2001)

                      MFS Capital Opportunities    Standard & Poor's
                          Fund - Class A            500 Stock Index
          "11/91"           $ 9,425                  $10,000
          "11/93"            14,337                   13,044
          "11/95"            20,701                   18,054
          "11/97"            30,655                   29,667
          "11/99"            51,918                   44,353
          "11/01"            40,687                   37,293

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2001

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -22.08%       +8.61%      +65.85%      +331.70%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -22.08%       +2.79%      +10.65%      + 15.75%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -26.56%       +0.78%      + 9.35%      + 15.07%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -22.67%       +6.21%      +59.81%      +304.91%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -22.67%       +2.03%      + 9.83%      + 15.01%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -25.45%       +1.28%      + 9.57%      + 15.01%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -22.72%       +6.18%      +59.70%      +313.79%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -22.72%       +2.02%      + 9.82%      + 15.26%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -23.42%       +2.02%      + 9.82%      + 15.26%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -21.88%       +9.44%      +67.80%      +336.76%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -21.88%       +3.05%      +10.91%      + 15.88%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -21.88%       +3.05%      +10.91%      + 15.88%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average multicap core fund+                             - 9.84%       +3.78%      + 8.97%      + 12.69%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                      -12.21%       +0.55%      +10.07%      + 14.07%
-------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                     20.2%
                TECHNOLOGY                             20.0%
                LEISURE                                15.1%
                UTILITIES & COMMUNICATIONS              9.7%
                HEALTH CARE                             9.7%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.5%                          AOL TIME WARNER, INC.  2.2%
Security systems, packaging, and electronic            Publishing, entertainment, and Internet
equipment conglomerate                                 services conglomerate

VIACOM, INC.  3.2%                                     GENERAL ELECTRIC  1.9%
Diversified media and entertainment company            Diversified manufacturing and financial
                                                       services conglomerate
GLOBALSANTAFE CORP.  2.8%
International oil and gas drilling contractor          APPLERA CORP. - APPLIED BIOSYSTEMS GROUP  1.8%
                                                       Biochemical instrument manufacturer
PFIZER, INC.  2.6%
Pharmaceutical products company                        MICROSOFT CORP.  1.6%
                                                       Computer software and systems company
CITIGROUP, INC.  2.3%
Diversified financial services company                 MERRILL LYNCH & CO., INC.  1.6%
                                                       Satellite television product and services
                                                       provider

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 2001

Stocks - 95.5%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.6%
  Advertising & Broadcasting - 1.2%
    Lamar Advertising Co., "A"*                                     1,529,850             $   56,680,942
--------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Visteon Corp.                                                     361,300             $    4,985,940
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.5%
    Bank of America Corp.                                             626,500             $   38,454,570
    Comerica, Inc.                                                    658,800                 33,835,968
                                                                                          --------------
                                                                                          $   72,290,538
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.6%
    Guidant Corp.*                                                    656,900             $   32,063,289
    Pharmacia Corp.                                                 1,030,104                 45,736,618
                                                                                          --------------
                                                                                          $   77,799,907
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.0%
    Sun Microsystems, Inc.*                                         3,775,800             $   53,767,392
    Texas Instruments, Inc.                                         1,332,600                 42,709,830
                                                                                          --------------
                                                                                          $   96,477,222
--------------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Nextel Partners, Inc.*                                          1,442,200             $   13,873,964
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.9%
    Dow Chemical Co.                                                  632,300             $   23,711,250
    Praxair, Inc.                                                   1,301,990                 68,901,311
                                                                                          --------------
                                                                                          $   92,612,561
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.5%
    Dell Computer Corp.*                                            2,071,800             $   57,865,374
    Enterasys Networks, Inc.*                                       1,432,700                 14,198,057
                                                                                          --------------
                                                                                          $   72,063,431
--------------------------------------------------------------------------------------------------------
  Computer Software - 1.1%
    Oracle Corp.*                                                   2,979,000             $   41,795,370
    Rational Software Corp.*                                          714,500                 13,575,500
                                                                                          --------------
                                                                                          $   55,370,870
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.5%
    Microsoft Corp.*                                                1,169,040             $   75,064,058
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    SunGard Data Systems, Inc.*                                       980,700             $   27,518,442
    VERITAS Software Corp.*                                           929,113                 36,133,205
                                                                                          --------------
                                                                                          $   63,651,647
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Brocade Communications Systems, Inc.*                              81,500             $    2,673,200
--------------------------------------------------------------------------------------------------------
  Conglomerates - 5.2%
    General Electric Co.                                            2,259,600             $   86,994,600
    Tyco International Ltd.                                         2,802,562                164,790,646
                                                                                          --------------
                                                                                          $  251,785,246
--------------------------------------------------------------------------------------------------------
  Containers - 0.7%
    Smurfit-Stone Container Corp.*                                  2,039,900             $   32,821,991
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Molex, Inc.                                                       425,800             $   12,237,492
--------------------------------------------------------------------------------------------------------
  Electronics - 8.3%
    Analog Devices, Inc.*                                           1,297,100             $   55,126,750
    Atmel Corp.*                                                    6,233,700                 51,428,025
    Cypress Semiconductor Corp.*                                      440,800                 10,147,216
    Fairchild Semiconductor International Co.*                      1,355,600                 33,212,200
    Flextronics International Ltd.*                                 2,724,100                 68,102,500
    Intel Corp.                                                       655,000                 21,392,300
    Lam Research Corp.*                                             1,158,500                 25,394,320
    LSI Logic Corp.*                                                2,066,300                 33,577,375
    Micron Technology, Inc.*                                        1,743,800                 47,361,608
    Novellus Systems, Inc.*                                           292,700                 11,143,089
    QLogic Corp.*                                                     670,700                 33,166,115
    Tektronix, Inc.*                                                  714,500                 16,061,960
                                                                                          --------------
                                                                                          $  406,113,458
--------------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Dynegy, Inc.                                                    1,453,400             $   44,110,690
--------------------------------------------------------------------------------------------------------
  Entertainment - 8.1%
    AOL Time Warner, Inc.*                                          3,013,900             $  105,185,110
    Clear Channel Communications, Inc.*                             1,517,200                 70,898,756
    Fox Entertainment Group, Inc.*                                  1,691,130                 43,157,637
    USA Networks, Inc.*                                             1,121,570                 25,246,541
    Viacom, Inc., "B"*                                              3,460,749                151,061,694
                                                                                          --------------
                                                                                          $  395,549,738
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.4%
    American Express Co.                                              141,300             $    4,650,183
    Citigroup, Inc.                                                 2,286,105                109,504,429
    Federal Home Loan Mortgage Corp.                                  343,300                 22,716,161
    Goldman Sachs Group, Inc.                                         374,900                 33,328,610
    Household International, Inc.                                     837,000                 49,374,630
    Merrill Lynch & Co., Inc.                                       1,487,300                 74,498,857
    Morgan Stanley Dean Witter & Co.                                1,208,000                 67,044,000
                                                                                          --------------
                                                                                          $  361,116,870
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.2%
    Mellon Financial Corp.                                          1,525,700             $   57,045,923
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.1%
    Bowater, Inc.                                                     610,400             $   29,354,136
    International Paper Co.                                           621,400                 24,824,930
                                                                                          --------------
                                                                                          $   54,179,066
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.6%
    Anthem, Inc.*                                                     558,030             $   28,375,825
--------------------------------------------------------------------------------------------------------
  Insurance - 8.1%
    AFLAC, Inc.                                                     1,192,740             $   32,681,076
    American International Group, Inc.                                887,750                 73,150,600
    CIGNA Corp.                                                       292,200                 26,657,406
    Hartford Financial Services Group, Inc.                         1,238,610                 73,325,712
    MetLife, Inc.                                                   1,188,600                 32,603,298
    Safeco Corp.                                                    1,529,400                 49,185,504
    The St. Paul Cos., Inc.                                           684,100                 32,207,428
    UnumProvident Corp.                                             1,734,650                 44,753,970
    Willis Group Holdings Ltd.*                                     1,272,400                 30,130,432
                                                                                          --------------
                                                                                          $  394,695,426
--------------------------------------------------------------------------------------------------------
  Internet - 0.7%
    VeriSign, Inc.*                                                   868,000             $   32,428,480
--------------------------------------------------------------------------------------------------------
  Machinery - 1.3%
    Danaher Corp.                                                   1,103,300             $   64,708,545
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.5%
    American Home Products Corp.                                    1,129,000             $   67,852,900
    Applera Corp. - Applied Biosystems Group                        2,568,380                 85,013,378
    Bristol-Myers Squibb Co.                                          815,900                 43,862,784
    Pfizer, Inc.                                                    2,835,950                122,824,994
                                                                                          --------------
                                                                                          $  319,554,056
--------------------------------------------------------------------------------------------------------
  Oil Services - 3.4%
    BJ Services Co.*                                                   43,000             $    1,197,980
    Cooper Cameron Corp.*                                             424,100                 15,539,024
    El Paso Corp.                                                   1,061,133                 47,220,419
    Grant Pride Co., Inc.*                                          6,232,300                 55,155,855
    Noble Drilling Corp.*                                             917,700                 27,072,150
    Schlumberger Ltd.                                                 155,400                  7,460,754
    Transocean Sedco Forex, Inc.                                      441,644                 12,498,525
                                                                                          --------------
                                                                                          $  166,144,707
--------------------------------------------------------------------------------------------------------
  Oils - 5.4%
    Anadarko Petroleum Corp.                                          473,500             $   24,574,650
    Apache Corp.                                                      706,010                 32,469,400
    Charter Communications, Inc.*                                   4,028,800                 61,962,944
    Devon Energy Corp.                                                436,460                 15,009,859
    GlobalSantaFe Corp.                                             5,386,882                130,362,545
                                                                                          --------------
                                                                                          $  264,379,398
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.7%
    Tribune Co.                                                       911,400             $   32,901,540
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.8%
    Hilton Hotels Corp.                                             2,788,400             $   27,605,160
    Marriott International, Inc., "A"                                 133,400                  5,018,508
    Starwood Hotels & Resorts Worldwide, Inc.                       1,981,200                 53,769,768
                                                                                          --------------
                                                                                          $   86,393,436
--------------------------------------------------------------------------------------------------------
  Retail - 1.6%
    Costco Wholesale Corp.*                                           579,200             $   23,677,696
    Home Depot, Inc.                                                  830,400                 38,746,464
    Target Corp.                                                      135,400                  5,082,916
    Wal-Mart Stores, Inc.                                             225,700                 12,447,355
                                                                                          --------------
                                                                                          $   79,954,431
--------------------------------------------------------------------------------------------------------
  Supermarket - 1.6%
    Kroger Co.*                                                     1,606,230             $   40,669,744
    Safeway, Inc.*                                                    897,000                 39,970,320
                                                                                          --------------
                                                                                          $   80,640,064
--------------------------------------------------------------------------------------------------------
  Telecommunications - 3.2%
    Amdocs Ltd.*                                                    1,619,700             $   53,563,479
    EchoStar Communications Corp.*                                  2,723,700                 72,096,339
    Qwest Communications International, Inc.                        2,698,000                 32,106,200
    Winstar Communications, Inc.*                                   1,151,449                     40,301
                                                                                          --------------
                                                                                          $  157,806,319
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.4%
    American Tower Corp., "A"*                                        879,649             $    7,740,911
    AT&T Wireless Services, Inc.*                                   4,520,400                 63,149,988
                                                                                          --------------
                                                                                          $   70,890,899
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.3%
    Emulex Corp.*                                                     459,000             $   14,967,990
--------------------------------------------------------------------------------------------------------
  Transportation - 0.8%
    Fedex Corp.*                                                      816,300             $   37,435,518
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.0%
    AES Corp.*                                                      2,587,775             $   42,750,043
    Calpine Corp.*                                                  2,386,400                 51,450,784
    FirstEnergy Corp.                                                  71,800                  2,425,404
                                                                                          --------------
                                                                                          $   96,626,231
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $4,226,407,619
--------------------------------------------------------------------------------------------------------

Foreign Stocks - 8.9%
  Bermuda - 1.7%
    Ace Ltd. (Insurance)                                            1,783,220             $   67,940,682
    Xl Capital Ltd. (Insurance)                                       154,450                 14,360,761
                                                                                          --------------
                                                                                          $   82,301,443
--------------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Aracruz Celulose S.A. (Forest & Paper Products)                 2,369,620             $   41,468,350
--------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Abitibi-Consolidated, Inc. (Forest & Paper Products)            4,525,500             $   31,361,715
    Celestica, Inc. (Business Services)*                              381,100                 16,116,719
                                                                                          --------------
                                                                                          $   47,478,434
--------------------------------------------------------------------------------------------------------
  China - 0.8%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*            11,225,000             $   39,653,885
--------------------------------------------------------------------------------------------------------
  Finland - 0.1%
    Nokia Corp., ADR (Telecommunications)                             219,400             $    5,048,394
--------------------------------------------------------------------------------------------------------
  Ireland - 1.0%
    Jefferson Smurfit Corp. (Forest & Paper Products)              21,409,369             $   46,772,378
--------------------------------------------------------------------------------------------------------
  Israel - 0.6%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*         5,089,175             $   31,145,751
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    Libertel N.V. (Cellular Phones)*                                1,675,382             $   14,781,304
    STMicroelectronics N.V. (Electronics)                             707,300                 23,800,645
                                                                                          --------------
                                                                                          $   38,581,949
--------------------------------------------------------------------------------------------------------
  South Korea - 0.8%
    Samsung Electronics (Electronics)                                 235,920             $   40,720,950
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    Vodafone Group PLC (Telecommunications)                        24,737,774             $   63,452,425
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  436,623,959
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,961,645,073)                                            $4,663,031,578
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.5%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Corp., due 12/03/01 - 12/17/01                   $ 6,536             $    6,532,127
    American General Finance Corp., due 12/03/01 - 12/17/01             7,932                  7,927,264
    Bank of America Corp., due 12/03/01                                10,711                 10,711,000
    Citigroup, Inc., due 12/14/01                                       6,100                  6,095,594
    Federal Home Loan Bank, due 12/05/01 - 12/12/01                    58,100                 58,080,275
    Federal Home Loan Mortgage Corp., due 12/11/01 - 12/18/01          35,655                 35,629,171
    Ford Motor Credit Corp., due 12/26/01 - 12/31/01                   18,600                 18,565,991
    General Electric Capital Corp., due 12/03/01                       12,899                 12,897,481
    General Motors Acceptance Corp., due 12/13/01 - 12/19/01           31,700                 31,665,965
    Salomon Smith Barney Holdings, Inc., due 12/10/01 - 12/12/01       29,500                 29,484,063
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  217,588,931
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,179,234,004)                                       $4,880,620,509

Other Assets, Less Liabilities - 0.0%                                                           (523,691)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $4,880,096,818
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investment at value (identified cost, $5,179,234,004)         $ 4,880,620,509
  Cash                                                                      606
  Foreign currency, at identified cost and value                             15
  Receivable for investments sold                                    67,988,139
  Receivable for fund shares sold                                     7,516,460
  Interest and dividends receivable                                   2,392,199
  Other assets                                                           16,663
                                                                ---------------
      Total assets                                              $ 4,958,534,591
                                                                ---------------
Liabilities:
  Payable for investments purchased                             $    65,841,164
  Payable for fund shares reacquired                                 10,964,921
  Payable to affiliates -
    Management fee                                                       90,242
    Shareholder servicing agent fee                                      13,450
    Distribution and service fee                                         77,450
  Accrued expenses and other liabilities                              1,450,546
                                                                ---------------
      Total liabilities                                         $    78,437,773
                                                                ---------------
Net assets                                                      $ 4,880,096,818
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $ 6,952,978,204
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (298,611,272)
  Accumulated net realized loss on investments and
    foreign currency transactions                                (1,774,138,560)
  Accumulated net investment loss                                      (131,554)
                                                                ---------------
      Total                                                     $ 4,880,096,818
                                                                ===============
Shares of beneficial interest outstanding                         383,599,980
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $2,604,397,343 / 199,184,933 shares of
    beneficial interest outstanding)                                $13.08
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                               $13.87
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,606,753,224 / 130,459,382 shares of
    beneficial interest outstanding)                                $12.32
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $550,351,490 / 44,920,573 shares of
    beneficial interest outstanding)                               $12.25
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $118,594,761 / 9,035,092 shares of
    beneficial interest outstanding)                                $13.13
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    33,739,887
    Interest                                                         14,017,212
    Foreign taxes withheld                                             (540,282)
                                                                ---------------
      Total investment income                                   $    47,216,817
                                                                ---------------
  Expenses -
    Management fee                                              $    42,902,486
    Trustees' compensation                                              115,317
    Shareholder servicing agent fee                                   5,722,396
    Distribution and service fee (Class A)                            7,423,960
    Distribution and service fee (Class B)                           19,288,103
    Distribution and service fee (Class C)                            6,768,414
    Administrative fee                                                  432,010
    Custodian fee                                                     1,405,708
    Printing                                                            620,193
    Postage                                                             810,970
    Auditing fees                                                        35,560
    Legal fees                                                           24,414
    Miscellaneous                                                     6,250,194
                                                                ---------------
      Total expenses                                            $    91,799,725
    Fees paid indirectly                                               (431,415)
    Reduction of expenses by investment adviser                      (5,068,155)
                                                                ---------------
      Net expenses                                              $    86,300,155
                                                                ---------------
        Net investment loss                                     $   (39,083,338)
                                                                ---------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                     $(1,749,083,337)
    Foreign currency transactions                                      (221,601)
                                                                ---------------
      Net realized loss on investments and foreign currency
      transactions                                              $(1,749,304,938)
                                                                ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $   285,582,710
    Translation of assets and liabilities in foreign currencies         (11,046)
                                                                ---------------
      Net unrealized gain on investments and foreign currency
        translation                                             $   285,571,664
                                                                ---------------
        Net realized and unrealized loss on investments and
          foreign currency                                      $(1,463,733,274)
                                                                ---------------
          Decrease in net assets from operations                $(1,502,816,612)
                                                                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                2001                         2000
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                       $   (39,083,338)              $  (34,625,026)
  Net realized gain (loss) on investments and foreign
    currency transactions                                    (1,749,304,938)                 688,969,794
  Net unrealized gain (loss) on investments and
    foreign currency translation                                285,571,664               (1,133,383,319)
                                                            ---------------               --------------
    Decrease in net assets from operations                  $(1,502,816,612)              $ (479,038,551)
                                                            ---------------               --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                         $  (303,673,351)              $ (273,762,587)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (205,767,895)                (188,068,528)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (71,526,374)                 (43,095,712)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (14,688,657)                 (11,161,698)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                     (12,773,397)                     --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                      (8,655,205)                     --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                      (3,008,610)                     --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                        (617,848)                     --
                                                            ---------------               --------------
    Total distributions declared to shareholders            $  (620,711,337)              $ (516,088,525)
                                                            ---------------               --------------
Net increase in net assets from fund share
  transactions                                              $ 1,301,410,171               $3,379,120,607
                                                            ---------------               --------------
    Total increase (decrease) in net assets                 $  (822,117,778)              $2,383,993,531
Net assets:
  At beginning of period                                      5,702,214,596                3,318,221,065
                                                            ---------------               --------------
  At end of period (including accumulated net
    investment loss of $131,554 and $107,362,
    respectively)                                           $ 4,880,096,818               $5,702,214,596
                                                            ===============               ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                         2001                2000               1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $18.67              $21.77             $16.60           $15.23           $13.34
                                              ------              ------             ------           ------           ------
Income from investment operations# -
  Net investment income (loss)(S)             $(0.05)             $(0.07)            $(0.06)          $(0.01)          $ 0.07
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                           (3.52)               0.29               6.13             3.02             2.97
                                              ------              ------             ------           ------           ------
      Total from investment operations        $(3.57)             $ 0.22             $ 6.07           $ 3.01           $ 3.04
                                              ------              ------             ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                  $ --                $ --               $ --             $(0.03)          $(0.03)
  In excess of net investment income            --                  --                 --              (0.00)+++         --
  From net realized gain on
    investments and foreign currency
    transactions                               (1.94)              (3.32)             (0.90)           (1.61)           (1.12)
  In excess of net realized gain on
    investments and foreign currency
    transactions                               (0.08)               --                 --               --               --
                                              ------              ------             ------           ------           ------
      Total distributions declared
        to shareholders                       $(2.02)             $(3.32)            $(0.90)          $(1.64)          $(1.15)
                                              ------              ------             ------           ------           ------
Net asset value - end of period               $13.08              $18.67             $21.77           $16.60           $15.23
                                              ======              ======             ======           ======           ======
Total return(+)                               (22.08)%              0.58%             38.59%           22.21%           24.96%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    1.18%               1.11%              1.18%            1.23%            1.29%
  Net investment income (loss)                 (0.35)%             (0.31)%            (0.33)%          (0.06)%           0.49%
Portfolio turnover                               111%                117%               155%             123%             144%
Net assets at end of period
  (000 Omitted)                           $2,604,397          $2,885,714         $1,769,925         $923,779         $609,189

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                   $(0.07)             $(0.09)            $(0.07)            --               --
        Ratios (to average net assets):
          Expenses##                            1.27%               1.20%              1.22%            --               --
          Net investment loss                  (0.44)%             (0.40)%            (0.37)%           --               --
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+++ Per share amount was less than $(0.01).
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                         2001                2000               1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $17.71              $20.83             $15.94           $14.77           $13.01
                                              ------              ------             ------           ------           ------
Income from investment operations# -
  Net investment loss(S)                      $(0.16)             $(0.22)            $(0.19)          $(0.12)          $(0.04)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                           (3.34)               0.31               5.88             2.90             2.89
                                              ------              ------             ------           ------           ------
      Total from investment operations        $(3.50)             $ 0.09             $ 5.69           $ 2.78           $ 2.85
                                              ------              ------             ------           ------           ------
Less distributions declared to
 shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                              $(1.81)             $(3.21)            $(0.80)          $(1.61)          $(1.09)
  In excess of net realized gain on
    investments and foreign currency
    transactions                               (0.08)               --                 --               --               --
                                              ------              ------             ------           ------           ------
      Total distributions declared
        to shareholders                       $(1.89)             $(3.21)            $(0.80)          $(1.61)          $(1.09)
                                              ------              ------             ------           ------           ------
Net asset value - end of period               $12.32              $17.71             $20.83           $15.94           $14.77
                                              ======              ======             ======           ======           ======
Total return                                  (22.67)%             (0.16)%            37.57%           21.32%           24.03%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    1.93%               1.86%              1.93%            1.98%            2.04%
  Net investment loss                          (1.10)%             (1.06)%            (1.08)%          (0.81)%          (0.28)%
Portfolio turnover                               111%                117%               155%             123%             144%
Net assets at end of period
  (000 Omitted)                           $1,606,753          $1,992,463         $1,204,159         $658,056         $411,640

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                   $(0.17)             $(0.24)            $(0.20)            --               --
        Ratios (to average net assets):
          Expenses##                            2.02%               1.95%              1.97%            --               --
          Net investment loss                  (1.19)%             (1.15)%            (1.12)%           --               --
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                            2001               2000              1999             1998            1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $17.64             $20.78            $15.91           $14.74          $13.03
                                                 ------             ------            ------           ------          ------
Income from investment operations# -
  Net investment loss(S)                         $(0.16)            $(0.22)           $(0.19)          $(0.12)         $(0.04)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (3.32)              0.30              5.87             2.90            2.88
                                                 ------             ------            ------           ------          ------
      Total from investment operations           $(3.48)            $ 0.08            $ 5.68           $ 2.78          $ 2.84
                                                 ------             ------            ------           ------          ------
Less distributions declared to
 shareholders -
  From net investment income                     $ --               $ --              $ --             $ --            $(0.01)
  From net realized gain on investments
    and foreign currency transactions             (1.83)             (3.22)            (0.81)           (1.61)          (1.12)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.08)              --                --               --              --
                                                 ------             ------            ------           ------          ------
      Total distributions declared to
        shareholders                             $(1.91)            $(3.22)           $(0.81)          $(1.61)         $(1.13)
                                                 ------             ------            ------           ------          ------
Net asset value - end of period                  $12.25             $17.64            $20.78           $15.91          $14.74
                                                 ======             ======            ======           ======          ======
Total return                                     (22.72)%            (0.14)%           37.59%           21.28%          24.02%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.93%              1.86%             1.93%            1.98%           2.04%
  Net investment loss                             (1.10)%            (1.04)%           (1.08)%          (0.82)%         (0.28)%
Portfolio turnover                                  111%               117%              155%             123%            144%
Net assets at end of period
  (000 Omitted)                                $550,351           $685,791          $273,038         $119,966         $66,148

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                      $(0.17)            $(0.24)           $(0.20)            --              --
        Ratios (to average net assets):
          Expenses##                               2.02%              1.95%             1.97%            --              --
          Net investment loss                     (1.19)%            (1.13)%           (1.12)%           --              --
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------
                                              YEAR ENDED NOVEMBER 30,              PERIOD ENDED
                                    --------------------------------------------   NOVEMBER 30,
                                      2001         2000         1999        1998          1997*
-----------------------------------------------------------------------------------------------
                                   CLASS I
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                            $18.74       $21.82       $16.63      $15.26         $12.22
                                    ------       ------       ------      ------         ------
Income from investment operations# -
  Net investment income (loss)(S)   $(0.01)      $(0.01)      $(0.02)     $ 0.03         $ 0.08
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency             (3.54)        0.29         6.14        3.01           2.96
                                    ------       ------       ------      ------         ------
      Total from investment
        operations                  $(3.55)      $ 0.28       $ 6.12      $ 3.04         $ 3.04
                                    ------       ------       ------      ------         ------
Less distributions declared to shareholders -
  From net investment income        $ --         $ --         $ --        $(0.05)        $ --
  In excess of net investment
    income                            --           --           --         (0.01)          --
  From net realized gain on
    investments and foreign
    currency transactions            (1.98)       (3.36)       (0.93)      (1.61)          --
  In excess of net realized gain
    on investments and foreign
    currency transactions            (0.08)        --           --          --             --
                                    ------       ------       ------      ------         ------
      Total distributions
        declared to shareholders    $(2.06)      $(3.36)      $(0.93)     $(1.67)        $ --
                                    ------       ------       ------      ------         ------
Net asset value - end of period     $13.13       $18.74       $21.82      $16.63         $15.26
                                    ======       ======       ======      ======         ======
Total return                        (21.88)%       0.83%       38.93%      22.54%         24.88%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                          0.93%        0.86%        0.92%       0.98%          1.01%+
  Net investment income (loss)       (0.10)%      (0.06)%      (0.09)%      0.20%          0.65%+
Portfolio turnover                     111%         117%         155%        123%           144%
Net assets at end of period
  (000 Omitted)                   $118,595     $138,248      $71,099     $30,705        $30,517

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss         $(0.03)      $(0.03)      $(0.03)       --             --
        Ratios (to average net assets):
          Expenses##                  1.02%        0.95%        0.96%       --             --
          Net investment loss        (0.19)%      (0.15)%      (0.13)%      --             --
 * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2001, the value of securities loaned was $394,615. These loans were collateralized by U.S. Treasury securities of $455,341.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $330,442 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $100,973 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, capital losses, and amortization and accretion on debt securities.

During the year ended November 30, 2001, accumulated net investment loss decreased by $39,059,146, accumulated net realized loss on investments and foreign currency transactions decreased by $221,439, and paid-in capital decreased by $39,280,585 due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

At November 30, 2001 the fund, for federal income tax purposes, had a capital loss carryforward of $1,472,500,417, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to reduce its management fee to 0.65% of the fund's average net assets in excess of $1.5 billion, 0.625% of average net assets in excess of $3 billion and 0.60% of average net assets in excess of $5 billion. This voluntary waiver, which is shown as a reduction of total expenses in the Statement of Operations, may be rescinded by MFS only with the approval of the fund's Board of Trustees. The management fee incurred for the year ended November 30, 2001 was 0.66% of average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $28,567 for the year ended November 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

First $2 billion                                                       0.0175%
Next $2.5 billion                                                      0.0130%
Next $2.5 billion                                                      0.0005%
In excess of $7 billion                                                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,158,081 for the year ended November 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $388,506 for the year ended November 30, 2001. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees may determine. Fees incurred under the distribution plan during the year ended November 30, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $120,753 and $13,637 for Class B and Class C shares, respectively, for the year ended November 30, 2001. Fees incurred under the distribution plan during the year ended November 30, 2001 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2001, were $93,841, $3,270,431, and $185,107 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $6,678,311,945 and $5,967,733,055, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $5,241,978,041
                                                            --------------
Gross unrealized depreciation                               $ (737,048,708)
Gross unrealized appreciation                                  375,691,176
                                                            --------------
    Net unrealized depreciation                             $ (361,357,532)
                                                            ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       YEAR ENDED NOVEMBER 30, 2001           YEAR ENDED NOVEMBER 30, 2000
                                   --------------------------------      ---------------------------------
                                        SHARES               AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        104,380,572      $ 1,659,239,101        95,826,288       $2,146,805,732
Shares issued to shareholders in
  reinvestment of distributions     15,442,349          277,340,516        12,100,525          232,330,837
Shares reacquired                  (75,163,146)      (1,134,099,133)      (34,706,992)        (775,083,722)
                                   -----------      ---------------       -----------       --------------
    Net increase                    44,659,775      $   802,480,484        73,219,821       $1,604,052,847
                                   ===========      ===============       ===========       ==============

Class B shares
                                       YEAR ENDED NOVEMBER 30, 2001           YEAR ENDED NOVEMBER 30, 2000
                                   --------------------------------      ---------------------------------
                                        SHARES               AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         37,057,287      $   570,875,424        56,756,390       $1,210,039,924
Shares issued to shareholders in
  reinvestment of distributions     10,976,695          187,032,987         8,933,232          163,748,856
Shares reacquired                  (30,105,905)        (418,609,017)      (10,969,466)        (231,398,228)
                                   -----------      ---------------       -----------       --------------
    Net increase                    17,928,077      $   339,299,394        54,720,156       $1,142,390,552
                                   ===========      ===============       ===========       ==============

Class C shares
                                       YEAR ENDED NOVEMBER 30, 2001           YEAR ENDED NOVEMBER 30, 2000
                                   --------------------------------      ---------------------------------
                                        SHARES               AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         17,880,768      $   277,931,302        28,066,655       $  596,414,725
Shares issued to shareholders in
  reinvestment of distributions      3,378,924           57,264,474         1,718,003           31,387,993
Shares reacquired                  (15,210,813)        (208,422,326)       (4,052,042)         (85,968,170)
                                   -----------      ---------------       -----------       --------------
    Net increase                     6,048,879      $   126,773,450        25,732,616       $  541,834,548
                                   ===========      ===============       ===========       ==============

Class I shares
                                       YEAR ENDED NOVEMBER 30, 2001           YEAR ENDED NOVEMBER 30, 2000
                                   --------------------------------      ---------------------------------
                                        SHARES               AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          4,343,539      $    69,597,837         6,305,266       $  142,552,314
Shares issued to shareholders in
  reinvestment of distributions        746,763           13,434,278           420,587            8,083,682
Shares reacquired                   (3,433,378)         (50,175,272)       (2,605,821)         (59,793,336)
                                   -----------      ---------------       -----------       --------------
    Net increase                     1,656,924      $    32,856,843         4,120,032       $   90,842,660
                                   ===========      ===============       ===========       ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended November 30, 2001, was $63,619. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust VII and the Shareholders of
  MFS Capital Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Capital Opportunities Fund, (one of the series comprising MFS Series Trust
VII) (the "Trust"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Capital Opportunities Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 10, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $309,684,266 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 2001.

   FOR THE YEAR ENDED NOVEMBER 30, 2001 THE AMOUNT OF DISTRIBUTIONS FROM
   INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 6.98%.
-------------------------------------------------------------------------------

MFS(R) CAPITAL OPPORTUNITIES FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President,                             Mark E. Bradley*
MFS Investment Management                                Robert R. Flaherty*
                                                         Ellen Moynihan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                   SECRETARY
Professor of Surgery, Harvard Medical School             Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ - Chief              ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;                  James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                         CUSTODIAN
William R. Gutow+ - Private Investor and Real            State Street Bank and Trust Company
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                     AUDITORS
                                                         Deloitte & Touche LLP
J. Atwood Ives+ - Private Investor
                                                         INVESTOR INFORMATION
Abby M. O'Neill+ - Private Investor                      For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Kevin R. Parke* - Chief Investment Officer and           kit, call toll free: 1-800-637-2929 any
Executive Vice President, MFS Investment                 business day from 9 a.m. to 5 p.m. Eastern time
Management                                               (or leave a message anytime).

Lawrence T. Perera+ - Partner, Hemenway &                INVESTOR SERVICE
Barnes (attorneys)                                       MFS Service Center, Inc.
                                                         P.O. Box 2281
William J. Poorvu+ - Adjunct Professor, Harvard          Boston, MA 02107-9906
University Graduate School of Business
Administration                                           For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
Jeffrey L. Shames* - Chairman and Chief                  8 p.m. Eastern time.
Executive Officer, MFS Investment Management
                                                         For service to speech- or hearing-impaired
J. Dale Sherratt+ - President, Insight                   individuals, call toll free: 1-800-637-6576 any
Resources, Inc. (acquisition planning                    business day from 9 a.m. to 5 p.m. Eastern
specialists)                                             time. (To use this service, your phone must be
                                                         equipped with a Telecommunications Device for
Elaine R. Smith+ - Independent Consultant                the Deaf.)

Ward Smith+ - Private Investor                           For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
INVESTMENT ADVISER                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
Massachusetts Financial Services Company                 touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                    WORLD WIDE WEB
                                                         www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*
Portfolio Manager
Maura A. Shaughnessy*

TREASURER
James O. Yost*


* MFS Investment Management
+ Independent Trustee

MFS(R) CAPITAL OPPORTUNITIES FUND                             ------------
                                                                PRSRT STD
[logo] M F S(R)                                               U.S. Postage
INVESTMENT MANAGEMENT                                             Paid
                                                                   MFS
500 Boylston Street                                           ------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MCO-2 1/02 404M 23/223/323/823